UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower
13355 Noel Road, 22nd Floor
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On December 1, 2017, the Board of Directors (the “Board”) of The Howard Hughes Corporation (the “Company”) appointed Ms. Beth J. Kaplan to the Board to fill the vacancy left by Gary Krow after he decided not to stand for re-election in 2016.  The Board determined that Ms. Kaplan is an independent director under the New York Stock Exchange listing standards.  Ms. Kaplan also will serve on the Audit Committee of the Board and will be compensated pursuant to the Company’s existing non-employee director compensation program.

Ms. Kaplan, 59 is the managing member of Axcel Partners, LLC, a venture capital firm investing in early stage and growth companies founded and led by women. Ms. Kaplan served as President and COO at Rent the Runway from 2013 to 2015 and continues to serve on the Board of Directors. She also served as President, Chief Merchandising and Marketing Officer, and a member of the Board of Directors of General Nutrition Centers, Inc. (“GNC”) from 2008 to 2011 where she played an integral role in the company’s 2011 initial public offering. Prior to GNC, Ms. Kaplan served as Executive Vice President and General Manager at Bath & Body Works; Executive Vice President of Marketing and Merchandising at Rite Aid Drugstores; and President and General Manager of the Cosmetics and Fragrance division at Procter & Gamble. Ms. Kaplan is also a member of the Board of Directors of the Meredith Corporation (“Meredith”), and serves on the Audit and Finance Committees of Meredith’s Board of Directors. Ms. Kaplan is also a member of the Wharton Board of Overseers.  Ms. Kaplan is not a designee of Pershing Square Capital Management, L.P.

A copy of the Company’s press release announcing the appointment of Ms. Kaplan is being furnished as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release issued by The Howard Hughes Corporation on December 7, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Name: Peter F. Riley
Title: Senior Executive Vice President, Secretary and General Counsel

Date: December 7, 2017

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